Exhibit 99.1

 Investor PresentationMay 2017

 Forward-Looking Statements  The Company makes forward-looking statements that are subject to risks and uncertainties. These forward-looking statements include statements regarding profitability, liquidity, adequacy of capital, the allowance for loan losses, interest rate sensitivity, market risk, growth strategy, and financial and other goals. The words, “believes,” “expects,” “may,” “will,” “should,” “projects,” “contemplates,” “anticipates,” “forecasts,” “intends,” or other similar words or terms are intended to identify forward-looking statements. These forward-looking statements are subject to significant uncertainties. Because of these uncertainties, actual future results may be materially different from the results indicated by these forward-looking statements. In addition, past results of operations do not necessarily indicate future results. The following presentation should be read in conjunction with the consolidated financial statements and related notes included in Part II, Item 8, and Item 1A. Risk Factors of the Company’s Form 10-K for the year ended December 31, 2016.  2

# Corporate Profile

## Overview

- Shares of common stock quoted under "FXNC" on OTC Markets Group exchange
- Community banking since 1907
- 14 branches across 6 counties and 3 MSAs throughout Virginia
- Wealth management division $196 million AUM

## Financial Highlights

| ($ Millions) | |
|---|---|
| Total assets | $727.3 |
| Total loans held for investment | 497.8 |
| Total deposits | 654.8 |
| Shareholders' equity | 54.0 |
| Market capitalization | 68.4 |

| Ratios | |
|---|---|
| Return on average assets | 0.88% |
| Return on average equity | 11.78% |
| Net interest margin | 3.70% |
| Efficiency ratio | 69.52% |
| NPAs/assets | 0.25% |
| Tangible common equity / tang. assets | 7.24% |

Financial information at or for the quarter ended March 31, 2017

## Branch Map



Frederick
Baltimore
Winchester
Leesburg
Front Royal
Strasburg
Woodstock
Washington
Alexandria
Arlington
Manassas
Harrisonburg
Staunton
Waynesboro
Charlottesville
Fredericksburg
Culpeper
Buckingham
Farmville
Lynchburg
Richmond
Petersburg
Newport News

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# Strengths

- Low-cost deposit portfolio at 0.24%
- Non-interest income at 1.10% of average assets
- Superior asset quality with NPAs/Assets of 0.25%
- Management team with track record of success
- Wealth management with full trust powers
- Deep relationships in growing Virginia markets
- Demonstrated ability to execute acquisitions

Financial information as of March 31, 2017

4

 Customers Market penetration    5

 Experienced Team  Executive  Role  Industry Experience  Years in Market  Scott Harvard  President/CEO  40 years  7 years  Dennis Dysart  Sr. EVP/COO  24 years  24 years  Shane Bell  EVP/CFO  23 years  15 years  Samuel Crow, Jr.  EVP/CCO  26 years  3 years  Butch Smiley  Regional President  35 years  35 years  Christopher Martin  EVP/Chief Risk Officer  14 years  14 years  Experienced and motivated management team aligned with shareholdersWell-connected to the business/professional community in its marketsImpressive track record in community banking and creation of franchise valueExcellent regulatory relationships  6

 Strategy   Grow assets without adding significant overhead  Deploy cash and securities into loans   Increase market share in vibrant markets  Leverage seasoned bankers in new markets, banker lift-outs, LPOs  Enter new markets, gain scale and efficiencies  Assume deposits for loan growth  Diversify revenue with new businesses  Deliver a consistent, reliable return to shareholders through an efficient operation with organic and opportunistic growth in markets where community engagement is valued.   7

# Strategy Execution

- Successful integration of branch acquisition
- Remix of assets post acquisition requiring only moderate organic growth
- Successful team lift out in south region market
- Well-executed drive to improve efficiency
- Growth of non-interest bearing deposits
- Reinvigorated loan production with superior asset quality metrics

8

# Financial Performance

| *(dollars in thousands)* *except per share data* | At or for the year ended, 12/31/2012 | 12/31/2013 | 12/31/2014 | 12/31/2015 | 12/31/2016 | CAGR |
|---|---|---|---|---|---|---|
| **Balance Sheet** | | | | | | |
| Assets | $532,697 | $522,890 | $518,165 | $692,321 | **$716,000** | 7.7% |
| Loans, net | 370,519 | 346,449 | 371,692 | 433,475 | **480,746** | 6.7% |
| Deposits | 466,917 | 450,711 | 444,338 | 627,116 | **645,570** | 8.4% |
| Tangible common equity | 30,350 | 38,888 | 44,884 | 43,607 | **50,582** | 13.6% |
| **Balance Sheet Ratios** | | | | | | |
| Loans / Deposits | 82.15% | 79.23% | 85.16% | 70.00% | **75.29%** | |
| TCE / TA | 5.70% | 7.44% | 8.66% | 6.32% | **7.08%** | |
| Leverage ratio | 10.47% | 11.75% | 13.47% | 8.08% | **8.63%** | |
| Total capital ratio | 15.34% | 18.21% | 19.93% | 14.94% | **14.70%** | |
| **Performance** | | | | | | |
| Net income | $1,896 | $8,961 | $6,493 | $1,542 | **$5,907** | 32.9% |
| Diluted EPS | $0.48 | $1.83 | $1.32 | $0.31 | **$1.20** | 25.7% |
| ROAA | 0.53% | 1.85% | 1.45% | 0.41% | **0.84%** | |
| ROAE | 6.80% | 21.87% | 13.49% | 4.58% | **12.00%** | |
| Net interest margin | 3.89% | 3.72% | 3.86% | 3.52% | **3.61%** | |
| Efficiency ratio | 70.01% | 74.79% | 73.96% | 80.92% | **71.05%** | |
| **Asset Quality** | | | | | | |
| NPAs / Assets | 2.63% | 2.81% | 1.91% | 0.94% | **0.25%** | |
| NCO / Avg loans | 0.88% | 0.53% | 0.02% | 0.27% | **0.04%** | |
| Reserves / Loans | 3.41% | 2.98% | 1.77% | 1.26% | **1.09%** | |

9

 Peer Comparison  Source: SNL Financial. Peers defined as banks in Virginia with assets between $500 million and $1 billion as of 12/31/16. Capital ratios are for bank subsidiaries at 12/31/16.  10  Return on Assets  Return on Equity  Efficiency Ratio  Net Interest Margin  Loans / Deposits  Cash & Securities / Deposits  NPAs / Assets  Reserves / Loans   Peer 0.77% FXNC 0.94%    Peer 7.8% FXNC 13.0%   Peer 70.6% FXNC 67.2%   Peer 3.66% FXNC 3.60%   Peer 87.5% FXNC 75.3%   Peer 19.1% FXNC 29.6%   Peer 1.60% FXNC 0.25%   Peer 1.08% FXNC 1.09%    Median of peer group    FXNC    1 standard deviation from the mean  1-4 Family / Loans  CRE & Multi / Loans  C&I / Loans  Non-interest bearing / Deposits  Savings & MMDA / Deposits  Time / Deposits  Total Risk-Based Capital  Leverage Ratio   Peer 44.3% FXNC 40.9%    Peer 40.7% FXNC 43.4%   Peer 7.3% FXNC 6.2%   Peer 22.2% FXNC 26.0%   Peer 55.5% FXNC 44.3%   Peer 29.2% FXNC 19.9%   Peer 13.3% First Bank 13.5%   Peer 10.3% First Bank 8.5%

 Asset Quality Improved risk management  Nonperforming assets comprised of non-accrual loans and other real estate owned. Peers defined as banks in Virginia with assets between $500 million to $1 billion as of 12/31/16. Dollars in millions. Financial information at March 31, 2017 is unaudited.  NPAs / Assets  Nonperforming Assets   11

 Earnings Per Share 5 consecutive quarters of earnings improvement  Basic and diluted earnings per share. Financial information at March 31, 2017 is unaudited.  12

 FXNC Stock Performance +43% 1-year price change  13  $12.85  Source: SNL Financial, as of December 30, 2016

 FXNC Stock Performance +127% 3-year price change  14  Source: SNL Financial, as of December 30, 2016  $12.85

 FXNC Stock Performance +18% year-to-date 2017  15  Source: SNL Financial, as of April 28, 2017  $15.20

 Efficiency Ratio  Total Assets  Drivers of Value  16  Source: SNL Financial. U.S. banks with assets less than $10 billion

 Improving Efficiency Expense reduction  Dollars in millions. Financial information at March 31, 2017 is unaudited.  17

 Improved Efficiency Revenue growth  18  Dollars in millions. Financial information at March 31, 2017 is unaudited.

 Improved Efficiency Net income growth  19  Dollars in millions. Financial information at March 31, 2017 is unaudited.

 Opportunity for Efficiency Drive revenue with loan growth  Loans / Assets  20  Source: SNL Financial. Peers defined as banks in Virginia with assets between $500 million to $1 billion as of 12/31/16. Financial information at March 31, 2017 is unaudited.

 Asset Growth  Total Assets  21  $532.7 $522.9 $518.2 $692.3 $716.0 $727.3  Dollars in millions. Financial information at March 31, 2017 is unaudited.

 Growth Opportunities Organic   Communities with large regional medical centers, federal government and higher education, which includes Shenandoah University, James Madison University and Mary Baldwin University. Low unemployment rates.  Projected population  22  Source: Virginia Employment Commission, March 2017

 23  Growth Opportunities Organic  Increase market share by leveraging seasoned bankers in vibrant markets   Source: SNL Financial 6/30/16

Growth Opportunities
Expansion

- Branch/deposit purchases
- Team lift outs
- Loan production offices
- Potential Markets
  - Charlottesville
  - Roanoke
  - Fauquier County, Northern Virginia
  - Richmond
  - Harrisonburg
  - Martinsburg

24

 25  Growth Opportunities  Total Number of Virginia Banks  Source: FDIC

 Growth Opportunities Whole bank acquisitions  Source: SNL Financial  Number of Virginia Banks by Asset Size  26

 Stock Profile  Source: SNL Financial, data as of April 28, 2017Closing price as of April 28, 2017Most recent cash dividend paid on March 17, 2017At March 31, 2017  Ticker symbol  FXNC  Exchange  OTC  Current market price (1)  $15.20  Common shares outstanding  4,940,766  Market capitalization  $75.1 million  Insider ownership  17.2%  Institutional ownership  4.8%  Quarterly cash dividend (2)  $0.035, dividend yield 1.0%  Average volume (LTM)  1,744  EPS (MRQ)  $0.31  Tangible book value per share (3)  $10.65  27

 Value Proposition  Proven management teamLow-cost deposit funding available for loan growthHigh level of non-interest incomeDeep relationships in robust growing marketsFocus on efficiency as a driver of valueDisciplined loan growth with low levels of NPAs  28

   Appendix  29

 Diversified Loan Portfolio  Loan Composition   30  At 12/31/16

 Loan Composition Commercial Real Estate (CRE) Detail  CRE Owner-Occupied  CRE Non Owner-Occupied  ($000)       Office/Retail Buildings   6.9%   33,320    Other   2.4%   11,609    Industrial/Warehouse   2.0%   9,832    Auto (Sales/R&M)   1.8%   8,742    Office/Retail Condo   1.8%   8,642    Golf Courses   1.1%   5,487    Restaurants   0.9%   4,412    Religious Facilities   0.8%   3,764    Conv. Store/Gas Station   0.7%   3,533    Mixed Use   0.6%   2,827    Health/Rec. Facilities   0.4%   1,881    Self-Storage Facilities   0.3%   1,219    Hotel/Motel-Franchise   0.0%   -    Hotel/Motel-Private Label   0.0%   -     19.6%   95,268   ($000)       Office/Retail Buildings   4.1%   20,070    Hotel/Motel-Franchise   5.2%   25,077    Industrial/Warehouse   2.7%   13,359    Mixed Use   1.5%   7,308    Other   1.9%   9,025    Self-Storage Facilities   1.2%   5,784    Office/Retail Condo   1.3%   6,557    Religious Facilities   0.5%   2,266    Hotel/Motel-Private Label   0.5%   2,262    Restaurants   0.4%   1,963    Conv. Store/Gas Station   0.1%   507    Health/Rec. Facilities   0.1%   415    Auto (Sales/R&M)   0.0%   56    Golf Courses   0.0%   -     19.5%   94,649   At 12/31/16  31

 Low Cost Deposits  Deposit Composition  Non-maturity deposits 80% of total depositsLow cost funding of 0.22%Comprised of 62% personal, 38% business$14 thousand average balance of non-maturity deposits  32  At 12/31/16

First National Corporation

Scott Harvard, President and CEO
(540) 465-6121
sharvard@fbvirginia.com

Shane Bell, Executive VP and CFO
(540) 465-6130
sbell@fbvirginia.com

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